Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3

AMENDMENT NO. 3, dated as of December 12, 2014 (this “Amendment”), to the Credit Agreement dated as of November 2, 2011 as amended on April 24, 2012 and April 25 2013 (and as further amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”) among BEAGLE INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“Holdings”), EMDEON INC., a Delaware corporation (the “Parent Borrower”), EBS HOLDCO I, LLC, a Delaware limited liability company (“EBS Holdco I”), EBS HOLDCO II, LLC, a Delaware limited liability company (“EBS Holdco II”), EMDEON BUSINESS SERVICES LLC, a Delaware limited liability company (“EBS”), MEDIFAX-EDI, LLC, a Tennessee limited liability company as successor by merger to MEDIFAX-EDI HOLDING COMPANY (together with EBS Holdco I, EBS Holdco II and EBS, the “Co-Borrowers,” together with the Parent Borrower, the “Borrowers” and each, a “Borrower”), the Guarantors from time to time party thereto, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender (in such capacity, the “Swing Line Lender”), L/C Issuer (in such capacity, the “L/C Issuer”) and Collateral Agent (in such capacity, the “Collateral Agent”) and the other Agents named therein. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, Section 2.14 of the Credit Agreement permits the establishment of Incremental Term Commitments upon notice to the Administrative Agent by the Parent Borrower and Incremental Term Loans, subject to satisfaction of the terms and conditions set forth therein;

WHEREAS, the Parent Borrower desires to create a new Class of Incremental Term Commitments (the “Term B-3 Commitments” and the Incremental Term Loans with respect to such Commitments, the “Term B-3 Loans”) under the Credit Agreement having identical terms with and having the same rights and obligations under the Loan Documents as the Term B-2 Loans, as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby;

WHEREAS, each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit A hereto (a “Joinder”) as a Term B-3 Lender will make Term B-3 Loans in the amount set forth on the signature page of such Person’s Joinder on the effective date of this Amendment to the Parent Borrower, the proceeds of which may be used by the Parent Borrower to finance the 2014 Acquisitions;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments.

Effective as of the Amendment No. 3 Effective Date, the Credit Agreement is hereby amended as follows:

(a) The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“2014 Acquisitions” means the acquisitions of Change Healthcare Corporation, which was acquired by Emdeon Business Services LLC on November 25, 2014, and of an entity disclosed to the Administrative Agent prior to the Amendment No. 3 Effective Date.

“Amendment No. 3” means Amendment No. 3 to this Agreement dated as of December 12, 2014.

“Amendment No. 3 Effective Date” means December 12, 2014, the date on which all conditions precedent set forth in Section 3 of Amendment No. 3 were satisfied.

“Amendment No. 3 Joinder” means the Joinder Agreement, dated December 12, 2014, entered into on the Amendment No. 3 Effective Date.

“Term B-3 Commitment” means, with respect to a Person, the agreement of such Person to make a Term B-3 Loan on the Amendment No. 3, in the amount set forth on the Amendment No. 3 Joinder of such Person. The aggregate amount of the Term B-3 Commitments shall equal $160,000,000.

“Term B-3 Lender” means a Person with a Term B-3 Commitment to make Term B-3 Loans to the Parent Borrower on the Amendment No. 3 Effective Date, which for the avoidance of doubt may be an existing Term Lender and any other Person holding a Term B-3 Loan from time to time.

“Term B-3 Loan” means a Loan that is made pursuant to Section 2.01(d) of the Credit Agreement on the Amendment No. 3 Effective Date.

(b) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by adding “and Term B-3 Loans” immediately after “Term B-2 Loans” in clause (a);

(c) The definition of “Class” in Section 1.01 of the Credit Agreement is hereby amended by (i) adding “Term B-3 Commitments,” immediately after “Term B Commitments,” in clause (b) and in the second to last sentence of the definition of “Class” and (ii) adding “Term B-3 Loans,” immediately after “Term B Loans,” in clause (b);

(d) The definition of “Commitments” in Section 1.01 of the Credit Agreement is hereby amended by adding “Term B-3 Commitments,” immediately after “Term B Commitments,”;

(e) The definition of “Facility” in Section 1.01 of the Credit Agreement is hereby amended by adding “and Term B-3 Loans,” immediately after “Term B Loans”;

(f) Clause (i) of the definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended by adding “and Term B-3 Loans,” immediately after “Term B Loans”;

(g) The definition of “Term Loan” in Section 1.01 of the Credit Agreement is hereby amended by adding “Term B-3 Loans,” immediately after “Term B Loans,”;

(h) Section 2.01 of the Credit Agreement is hereby amended by adding paragraph (d) to the end of such Section:

“(d) Subject to the terms and conditions hereof and of Amendment No. 3, each Term B-3 Lender severally agrees to make a Term B-3 Loan to the Parent Borrower on the Amendment No. 3 Effective Date in the principal amount equal to its Term B-3 Commitment on the Amendment No. 3 Effective Date. Amounts borrowed under this Section 2.01(d) and repaid or prepaid may not be reborrowed. Term B-3 Loans may be Base Rate Loans or Eurocurrency Loans, as further provided herein.”

(i) Section 2.05(a) of the Credit Agreement is hereby amended by adding subclause (vii) immediately after subclause (vi) of such Section:

“(vii) Notwithstanding the foregoing, in the event that, on or prior to the date that is six months after the Amendment No. 3 Effective Date, any Borrower (x) prepays, refinances, substitutes or replaces any Term B-3 Loans pursuant to a Repricing Transaction (including, for avoidance of doubt, any prepayment made pursuant to Section 2.05(b)(iii) that constitutes a Repricing Transaction), or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, the Parent Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term Lenders, (I) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Term B-3 Loans so prepaid, refinanced, substituted or replaced and (II) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the applicable Term B-3 Loans outstanding immediately prior to such amendment. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.”

(j) Section 2.06(b) of the Credit Agreement is hereby amended by adding the following sentence to the end of such Section:

“The Term B-3 Commitment of each Term B-3 Lender shall be automatically terminated on the Amendment No. 3 Effective Date upon the borrowing of the Term B-3 Loans on such date.”

(k) Section 2.07 of the Credit Agreement is hereby amended by adding new clause (d) at the end of such Section:

“Term B-3 Loans. The Borrowers shall, jointly and severally, repay to the Administrative Agent for the ratable account of the Appropriate Lenders on the last Business Day of each March, June, September and December, commencing with the quarter during which the Amendment No. 3 Effective Date occurs, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Term B-3 Loans outstanding on the Amendment No. 3 Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05).”

(l) Section 2.09 of the Credit Agreement is hereby amended adding new clause (d) to the end of such Section:

“(d) Term B-3 Loan Funding Fee. The Parent Borrower agrees to pay on the Amendment No. 3 Effective Date to each Term B-3 Lender party to Amendment No. 3, as fee compensation for the funding of such Lender’s Term B-3 Loan, a funding fee (the “Amendment No. 3 Funding Fee”) in an amount equal to 1.50% of the stated principal amount of such Lender’s Term B-3 Loans funded on the Amendment No.3 Effective Date. Such Amendment No. 3 Funding Fee will be in all respects fully earned, due and payable on the Amendment No. 3 Effective Date and non-refundable and non-creditable thereafter and shall be netted against Term B-3 Loans made by such Term B-3 Lender.”

(m) Section 7.10 of the Credit Agreement is hereby amended by adding the following as a new paragraph to such Section:

“Use the proceeds of all Term B-3 Loans for any purpose other than to finance the 2014 Acquisitions, to refinance indebtedness incurred in connection with the 2014 Acquisitions and for general corporate purposes and working capital needs.”

(n) Section 10.07(b)(i)(A) of the Credit Agreement is hereby amended by adding the following proviso immediately following the “;” at the end of such clause:

“provided further that no consent of the Parent Borrower shall be required for an assignment of Term B-3 Loans prior to the completion of the primary syndication of the Term B-3 Loans or the 90th day after the Amendment No. 3 Effective Date, whichever occurs first.”

Section 2. Representations and Warranties.

Each Borrower and each Subsidiary Guarantor represents and warrants to the Lenders as of the date hereof and the Amendment No. 3 Effective Date that:

(a) Before and after giving effect to this Amendment (including the Borrowings contemplated herein), the representations and warranties of each Borrower and each Subsidiary Guarantor contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date.

(b) At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3. Conditions to Effectiveness.

This Amendment shall become effective on the date on which each of the following conditions is satisfied:

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified:

(1) counterparts of this Amendment executed by (A) each Loan Party and (B) the Administrative Agent;

(2) counterparts of the Joinder executed by (A) the Parent Borrower, (B) the Administrative Agent and (C) each Term B-3 Lender;

(3) a Note executed by a Responsible Officer of the relevant Borrower in favor of each Lender requesting a Note at least two (2) Business Days prior to the Amendment No. 3 Effective Date, if any.

(4) an opinion of (i) Ropes & Gray LLP, special counsel to the Parent Borrower, (ii) Bass Berry & Sims PLC, Tennessee local counsel to the Parent Borrower, (iii) Andrews Kurth LLP, Texas local counsel to the Parent Borrower,

(iv) Perkins Coie LLP, Washington local counsel to the Parent Borrower and (v) Skelton, Taintor & Abbott, Maine local counsel to the Parent Borrower, each dated the Amendment No. 3 Effective Date and addressed to each L/C Issuer, Arranger, the Administrative Agent and the Lenders, substantially in the form previously provided to the Administrative Agent;

(5) (A) a certificate as to the good standing of each Loan Party as of a recent date, from the Secretary of State of the state of its organization or a similar Governmental Authority and (B) a certificate of a Responsible Officer of each Loan Party dated the Amendment No. 3 Effective Date and certifying (I) to the effect that (w) attached thereto is a true and complete copy of the certificate or articles of incorporation or organization such Loan Party certified as of a recent date by the Secretary of State of the state of its organization, or in the alternative (other than in the case of the Parent Borrower), certifying that such certificate or articles of incorporation or organization have not been amended since the Closing Date, and that such certificate or articles are in full force and effect, (x) attached thereto is a true and complete copy of the by-laws or operating agreements of each Loan Party as in effect on the Amendment No. 3 Effective Date, or in the alternative (other than in the case of the Parent Borrower), certifying that such by-laws or operating agreements have not been amended since the Closing Date and (y) attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, board of managers or member, as the case may be, of each Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Loan Party is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (II) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of any Loan Party and signed by another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to this clause (B);

(6) a certificate signed by a Responsible Officer of the Parent Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (c), (d) and (e) of this Section 3; and

(7) copies of a recent Lien and judgment search in each jurisdiction reasonably requested by the Administrative Agent with respect to the Loan Parties.

(b) All fees and expenses due to the Administrative Agent, the Arrangers and the Lenders (including, without limitation, pursuant to Section 4 hereof) required to be paid on the Amendment No. 3 Effective Date shall have been paid.

(c) No Event of Default shall exist, or would result from the Amendment and related Term B-3 Loans or from the application of the proceeds therefrom.

(d) The representations and warranties of each Borrower and each Subsidiary Guarantor contained in Article 5 of the Credit Agreement and Section 2 of this Amendment or any other Loan Document shall be true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date.

(e) The Parent Borrower and the Restricted Subsidiaries shall be in Pro Forma Compliance with the covenants set forth in Section 7.11 of the Credit Agreement, determined as of the Amendment No. 3 Effective Date and the last day of the most recently ended Test Period, in each case, as if any Term B-3 Loans had been outstanding on the last day of such fiscal quarter of the Parent Borrower for testing compliance therewith.

(f) To the extent reasonably requested by a Term B-3 Lender in writing not less than five (5) Business Days prior to the Amendment No. 3 Effective Date, the Administrative Agent shall have received, prior to the effectiveness of this Amendment, all documentation and other information with respect to the Borrowers required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

(g) The Administrative Agent shall have received a Request for Credit Extension not later than 1:00 p.m. on the Business Day prior to the date of the proposed Credit Extension.

The Administrative Agent shall notify the Parent Borrower and the Lenders of the Amendment No. 3 Effective Date and such notice shall be conclusive and binding.

Section 4. Expenses.

The Parent Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

Section 5. Counterparts.

This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6. Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Section 10.15 and 10.16 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 7. Headings.

The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8. Reaffirmation.

Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations (including, without limitation, in respect of the Term B-3 Loans) under the Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations (including, without limitation, in respect of the Term B-3 Loans) pursuant to the Collateral Documents.

Section 9. Effect of Amendment.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. For the avoidance of doubt, this Amendment shall consititute an Incremental Amendment as defined in the Credit Agreement.

Section 10. FATCA.

For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), the Borrowers and the Administrative Agent shall treat (and the Term B-3 Lender hereby authorizes the Administrative Agent to treat) the Term B-3 Loan as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BEAGLE INTERMEDIATE HOLDINGS, INC.

By:	/s/ Randy Giles
Name: Randy Giles
Title: Chief Financial Officer

EMDEON INC.

By:	/s/ Randy Giles
Name: Randy Giles
Title: Chief Financial Officer

EBS HOLDCO I, LLC
EBS HOLDCO II, LLC
EMDEON BUSINESS SERVICES LLC

By:	/s/ Randy Giles
Name: Randy Giles
Title: Treasurer

[SIGNATURE PAGE TO AMENDMENT NO.3]

EBS MASTER LLC
EXPRESSBILL LLC
ENVOY LLC
EQUICLAIM, LLC
MEDE AMERICA OF OHIO LLC
MEDIFAX-EDI, LLC
CHAPIN REVENUE CYCLE MANAGEMENT, LLC
HEALTHCARE TECHNOLOGY MANAGEMENT SERVICES LLC
DAKOTA IMAGING LLC
KINETRA LLC
ADVANCED BUSINESS FULFILLMENT, LLC
ERX NETWORK, L.L.C.

By:	/s/ Randy Giles
Name: Randy Giles
Title: Treasurer

IXT SOLUTIONS, INC.
CAPARIO, INC.
CHAMBERLIN EDMONDS &ASSOCIATES, INC.
MEDI, INC.
GOOLD HEALTH SYSTEMS
TC3 HEALTH, INC.
VIEOSOFT, INC.

By:	/s/ Randy Giles
Name: Randy Giles
Title: Treasurer

[SIGNATURE PAGE TO AMENDMENT NO.3]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Edward Martin
Name: Edward Martin
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO.3]

Exhibit A

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of December [ ], 2014 (this “Agreement”), by and among [TERM B-3 LENDER] (the “Term B-3 Lender”), Emdeon, Inc. (the “Parent Borrower”), and BANK OF AMERICA, N.A. (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of November 2, 2011 and amended by Amendment No. 1 dated as of April 24, 2012 , Amendment No. 2 dated as of April 25, 2013 and Amendment No. 3 dated as of December 12, 2014 (“Amendment No. 3”) (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Parent Borrower, the other Borrowers and Guarantors from time to time party thereto, Beagle Intermediate Holdings, Inc., a Delaware corporation (“Holdings”), each lender from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Parent Borrower may establish Incremental Commitments (the “Term B-3 Commitments”) with existing Lenders; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Term B-3 Lender shall become a Lender pursuant to a Joinder Agreement;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

The Term B-3 Lender hereby agrees to provide the Term B-3 Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.14 of the Credit Agreement. The Term B-3 Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in Section 2.14 of the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents.

The Term B-3 Lender, the Parent Borrower and the Administrative Agent acknowledge and agree that the Term B-3 Commitments provided pursuant to this Agreement shall constitute Incremental Commitments for all purposes of the Credit Agreement and the other applicable Loan Documents. The Term B-3 Lender hereby agrees to make the Term B-3 Loan to the Parent Borrower in an amount equal to its Term B-3 Commitment on the Amendment No. 3 Effective Date in accordance with Section 2.01(d) of the Credit Agreement.

The Term B-3 Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents (including Amendment No. 3), together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Agreement by the Term B-3 Lender, the Administrative Agent and the Parent Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, the Term B-3 Lender shall become a Lender under the Credit Agreement and shall have the respective Term B-3 Commitment set forth on its signature page hereto, effective as of the Amendment No. 3 Effective Date.

For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), the Borrowers and the Administrative Agent shall treat (and the Term B-3 Lender hereby authorizes the Administrative Agent to treat) the Term B-3 Loan as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first written above.

[NAME OF TERM B-3 LENDER]

By:
Name:
Title:

Term B-3 Commitments:

$

EMDEON, INC.

By:
Name:
Title:

Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

A-6